Destra Investment Trust

Destra Dividend Total Return Fund
(the “Fund”)

Supplement to the Statements of Additional Information dated February 1, 2016, as supplemented on February 17, 2016 and February 25, 2016

Dated March 14, 2016

1.Effective immediately, notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the table entry for Justin Pfaff in the “Management” section is deleted in its entirety and replaced with the following:

Derek Mullins One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2016	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.

2.Effective immediately, notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the “Initial Sales Charge – Class A Shares” section is deleted in its entirety and replaced with the following:

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None(2)
(1)	Offering Price includes the initial sales charge.
(2)
To fulfill the obligations of any outstanding Letter of Intent entered into before February 1, 2016, Destra Capital Investments may pay financial intermediaries commissions of 1.00% on purchases of up to $1,000,000 or more on a single purchase of Class A shares by a single investor.  Destra Capital Investments retains all 12b-1 fees paid for the first 12 months pursuant to the Class A plan on any investment where an upfront 1.00% commission is paid in order to recoup prior expenses incurred with respect to the payment of such 1.00% commission.  A contingent deferred sales charge of 1.00% may apply to Class A shares purchased under such Letter of Intent if redeemed within 12 months of purchase.

Please Keep this Supplement with Your Fund’s Statement of Additional Information for Future Reference